UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21032

CREDIT SUISSE SHORT DURATION BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Short Duration Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to June 30, 2008

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

June 30, 2008

(unaudited)

■  CREDIT SUISSE
SHORT DURATION BOND FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of June 30, 2008; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Short Duration Bond Fund
Semiannual Investment Adviser's Report
June 30, 2008 (unaudited)

July 24, 2008

Dear Shareholder:

Performance Summary
01/01/08 – 6/30/08

Fund & Benchmark	Performance
Class A1,2	-2.56%
Class C1,2	-2.85%
Merrill Lynch 1-3 Year U.S. Treasury Index[3]	2.10%

Performance for the Fund's Class A shares and Class C shares is without the maximum sales charge of 3.00% and 0.75%, respectively.2

On May 13, 2008 the Fund's Board of Trustees has approved a Plan of Liquidation, Dissolution and Termination whereby the Fund's assets will be liquidated and the Fund will subsequently be dissolved. The Fund ceased its offering of Shares on May 19, 2008 and shareholders of the Fund as of July 29, 2008 will receive a final distribution on or about July 30, 2008.

Market Review: Credit spreads across all asset classes decline

The semiannual period ended June 30, 2008, was a turbulent one for the fixed income market. Financial institutions continued to heavily write down the market value of their mortgage holdings — a development that led to the bailout of Bear Stearns. Additionally, economic fundamentals continued to remain poor, with the labor market deteriorating while manufacturing slowed.

The second quarter of the year, however, showed improvement as the Federal Reserve enacted a series of liquidity policies geared toward helping both commercial and investment banks. In addition, a fiscal policy to provide a rebate check to the majority of Americans was enacted. This measure helped keep consumer spending from declining drastically.

At the same time, the headwinds from higher energy prices increased. Food and energy inflation spiked higher, leading to speculation that the Federal Reserve would have to increase the federal funds rate by the third quarter of 2008. However, despite elevated headline inflation, core inflation, which excludes food and energy, remained tepid.

Credit spreads across all asset classes suffered during the first half of the year. The distress was most evident in sub-prime mortgage debt as well as the debt of brokers and finance companies. Liquidity was difficult as the market-making financial institutions reduced the risk in their balance sheets and provided little-to-no support for investors. The resulting flight to quality into U.S. Treasuries led to a significant decline in government bond yields as the first quarter concluded. Additionally, risks of higher inflation and stability in the credit markets,

Credit Suisse Short Duration Bond Fund
Semiannual Investment Adviser's Report (continued)
June 30, 2008 (unaudited)

following the Bear Stearns takeover by JP Morgan, led to a reversal out of Treasuries and back into all other spread asset classes during the second quarter.

Strategic Review and Outlook: The worst may be behind us

The Fund's underperformance occurred during the first quarter of the year as the credit crisis led to a severe increase in the yield of our sub-prime mortgage holdings. Our holdings in investment grade debt also suffered, with the laggards coming from our bank, broker and finance company holdings. The Fund benefited from having a large overweight to shorter-dated maturities as they outperformed due to a more dramatic decline in yields, which was driven by a substantial decline in the federal funds rate.

During the period, the Fund was focused on improving credit quality by opportunistically swapping out of sub-prime mortgage holdings into agency mortgage debt. In addition, we liquidated distressed credit holdings of broker and finance companies as their sources of funding came into question. We also increased our weighting in U.S. agency debt as it offered attractive spreads relative to Treasuries.

We believe the markets may have seen the worst of the credit crisis as liquidity has begun to improve despite continued weak credit fundamentals. The Federal Reserve is now the backstop for commercial and investment banks as they repair their capital ratios and look to find new sources of revenue growth. Given the continued stress in the financial system, there is no consensus among market participants as to when there will be a change in monetary policy. Clearly, economic growth is expected to remain below trend until next year. We expect the credit markets to move sideways from here as we believe the main risk for fixed income investors going forward is from ratings downgrades rather than from insolvency.

Kam T. Poon
Portfolio Manager

High yield bonds are lower-quality bonds also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities. Corporate, mortgage-backed and asset-backed securities generally entail greater risks than government securities, including greater credit risks.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Short Duration Bond Fund
Semiannual Investment Adviser's Report (continued)
June 30, 2008 (unaudited)

Average Annual Returns as of June 30, 20081

	1 Year	5 Years	Since Inception	Inception Date
Class A Without Sales Charge	(1.19)%	1.51%	2.10%	07/23/02
Class A With Maximum Sales Charge	(4.17)%	0.90%	1.58%	07/23/02
Class C Without CDSC	(1.62)%	1.02%	1.07%	05/01/03
Class C With CDSC	(2.34)%	1.02%	1.07%	05/01/03

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratios are 1.46% for Class A shares and 1.86% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.80% for Class A shares 1.18% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 3.00%), was -5.52%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 0.75%), was -3.56%.

3  The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of U.S.-dollar denominated U.S. Treasury notes and bonds with remaining time to maturity of between one year and three years, and with at least $1 billion in outstanding principal. It is a rules-based index that is compiled and distributed by Merrill Lynch & Co. Investors cannot invest directly in an index.

Credit Suisse Short Duration Bond Fund
Semiannual Investment Adviser's Report (continued)
June 30, 2008 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Short Duration Bond Fund
Semiannual Investment Adviser's Report (continued)
June 30, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended June 30, 2008

Actual Fund Return	Class A	Class C
Beginning Account Value 1/1/08	$1,000.00	$1,000.00
Ending Account Value 6/30/08	$974.40	$971.50
Expenses Paid per $1,000*	$3.93	$5.78
Hypothetical 5% Fund Return
Beginning Account Value 1/1/08	$1,000.00	$1,000.00
Ending Account Value 6/30/08	$1,020.89	$1,019.00
Expenses Paid per $1,000*	$4.02	$5.92
	Class A	Class C
Annualized Expense Ratios*	0.80%	1.18%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Short Duration Bond Fund
Semiannual Investment Adviser's Report (continued)
June 30, 2008 (unaudited)

Credit Quality Breakdown*

Ratings S&P
AAA	86.5%
BBB	0.8%
BB	0.1%
B	0.7%
Subtotal	88.1%
Short-Term Investment	11.9%
Total	100.0%

*  Expressed as a percentage of total investments and may vary over time.

Credit Suisse Short Duration Bond Fund
Schedule of Investments
June 30, 2008 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (1.5%)
Diversified Financials (0.1%)
$17	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 08/11/08 @ $103.42)	(BB, Ba3)	02/15/12	10.250	$17,680
Lodging (0.6%)
100	Majestic Star Casino LLC, Senior Secured Notes (Callable 08/11/08 @ $104.75)	(B-, B2)	10/15/10	9.500	83,500
Machinery (0.8%)
100	Case New Holland, Inc., Global Company Guaranteed Notes	(BBB-, Ba3)	06/01/09	6.000	99,750
TOTAL CORPORATE BONDS (Cost $221,335)					200,930
ASSET BACKED SECURITY (0.0%)
36	Ameriquest Finance NIM Trust, Series 2002-N4A, Rule 144A‡ (Cost $36,283)	(NR, NR)	09/25/32	10.330	588
MORTGAGE BACKED SECURITIES (23.3%)
1,000	Fannie Mae Notes‡‡	(AAA, Aaa)	02/08/11	3.550	998,807
446	Fannie Mae Pool #313409	(AAA, Aaa)	03/01/12	6.500	463,918
227	Fannie Mae Pool #545162	(AAA, Aaa)	12/01/13	6.500	236,481
319	Fannie Mae Pool #675346#‡‡	(AAA, Aaa)	12/01/32	6.403	322,536
242	Fannie Mae Pool #735196#‡‡	(AAA, Aaa)	11/01/34	5.957	243,789
255	Freddie Mac Global Notes	(AAA, Aaa)	03/15/09	5.750	260,217
500	Freddie Mac Global Notes‡‡	(AAA, Aaa)	07/30/10	5.550	501,140
53	Freddie Mac Pool #789806#	(AAA, Aaa)	09/01/32	6.915	53,192
TOTAL MORTGAGE BACKED SECURITIES (Cost $3,073,666)					3,080,080
UNITED STATES AGENCY OBLIGATIONS (0.5%)
60	Fannie Mae Discount Notes (Cost $59,726)		09/15/08	2.816	59,707
UNITED STATES TREASURY OBLIGATIONS (61.8%)
1,000	United States Treasury Bills‡‡		08/21/08	1.122	998,137
1,500	United States Treasury Notes‡‡		02/15/09	3.000	1,507,852
1,750	United States Treasury Notes‡‡		05/15/09	4.875	1,787,872
1,700	United States Treasury Notes‡‡		04/30/10	2.125	1,688,180
100	United States Treasury Notes‡‡		04/30/11	4.875	105,445
250	United States Treasury Notes‡‡		05/31/11	4.875	263,907
400	United States Treasury Notes		08/31/11	4.625	419,500
1,345	United States Treasury Notes		05/31/12	4.750	1,422,654
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $8,247,621)					8,193,547

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Schedule of Investments (continued)
June 30, 2008 (unaudited)

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENT (11.8%)
$1,564	State Street Bank and Trust Co. Euro Time Deposit (Cost $1,564,000)	07/01/08	0.850	$1,564,000
TOTAL INVESTMENTS AT VALUE (98.9%) (Cost $13,202,631)				13,098,852
OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)				152,059
NET ASSETS (100.0%)				$13,250,911

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of June 30, 2008.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

‡‡  Collateral segregated for futures contracts.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets
Investments at value (Cost $13,202,631) (Note 2)	$13,098,852
Cash	860
Interest receivable	97,968
Receivable for investments sold	52,476
Receivable from investment adviser (Note 3)	5,018
Variation margin receivable (Note 2)	1,406
Receivable for fund shares sold	1,298
Prepaid expenses	29,743
Total Assets	13,287,621
Liabilities
Dividend payable	7,637
Trustees' fee payable	6,376
Payable for fund shares redeemed	546
Other accrued expenses payable	22,151
Total Liabilities	36,710
Net Assets
Capital stock, $.001 par value (Note 6)	1,445
Paid-in capital (Note 6)	18,293,365
Accumulated net investment loss	(16,623)
Accumulated net realized loss on investments and futures contracts	(4,935,069)
Net unrealized depreciation on investments and futures contracts	(92,207)
Net Assets	$13,250,911
A Shares
Net assets	$11,738,133
Shares outstanding	1,280,323
Net asset value and redemption price per share	$9.17
Maximum offering price per share (net asset value/(1-3.00%))	$9.45
C Shares
Net assets	$1,512,778
Shares outstanding	164,936
Net asset value and offering price per share	$9.17

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Statement of Operations
For the Six Months Ended June 30, 2008 (unaudited)

Investment Income (Note 2)
Interest	$359,426
Expenses
Investment advisory fees (Note 3)	33,929
Administrative services fees (Note 3)	10,114
Distribution fees (Note 3)
Class A	14,167
Class C	4,540
Registration fees	18,024
Trustees' fees	10,396
Printing fees (Note 3)	10,325
Audit and tax fees	10,047
Legal fees	6,761
Transfer agent fees	4,989
Custodian fees	3,052
Insurance expense	247
Commitment fees (Note 4)	209
Total expenses	126,800
Less: fees waived and expenses reimbursed (Note 3)	(55,924)
Net expenses	70,876
Net investment income	288,550
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized loss from investments	(1,336,519)
Net realized gain from futures contracts	112,404
Net change in unrealized appreciation (depreciation) from investments	452,720
Net change in unrealized appreciation (depreciation) from futures contracts	20,360
Net realized and unrealized loss from investments and futures contracts	(751,035)
Net decrease in net assets resulting from operations	$(462,485)

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007
From Operations
Net investment income	$288,550	$1,096,136
Net realized gain (loss) from investments and futures contracts	(1,224,115)	88,955
Net change in unrealized appreciation (depreciation) from investments and futures contracts	473,080	(349,975)
Net increase (decrease) in net assets resulting from operations	(462,485)	835,116
From Dividends
Dividends from net investment income
Class A shares	(265,087)	(1,070,516)
Class C shares	(23,463)	(75,598)
Net decrease in net assets resulting from dividends	(288,550)	(1,146,114)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,266,601	3,243,423
Reinvestment of dividends	177,522	581,654
Net asset value of shares redeemed	(6,637,189)	(14,526,812)
Net decrease in net assets from capital share transactions	(5,193,066)	(10,701,735)
Net decrease in net assets	(5,944,101)	(11,012,733)
Net Assets
Beginning of period	19,195,012	30,207,745
End of period	$13,250,911	$19,195,012
Accumulated net investment loss	$(16,623)	$(16,623)

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31,			For the Period September 1, 2004 to December 31,	For the Year Ended August 31,
	(unaudited)	2007	2006	2005	2004[1]	2004	2003
Per share data
Net asset value, beginning of period	$9.57	$9.69	$9.68	$9.89	$9.97	$10.02	$10.03
INVESTMENT OPERATIONS
Net investment income	0.16[2]	0.40[2]	0.36[2]	0.31[2]	0.09[2]	0.23[2]	0.34
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.40)	(0.10)	0.02	(0.19)	(0.07)	0.02	(0.01)
Total from investment operations	(0.24)	0.30	0.38	0.12	0.02	0.25	0.33
LESS DIVIDENDS
Dividends from net investment income	(0.16)	(0.42)	(0.37)	(0.33)	(0.10)	(0.30)	(0.34)
Net asset value, end of period	$9.17	$9.57	$9.69	$9.68	$9.89	$9.97	$10.02
Total return[3]	(2.56)%	3.15%	4.05%	1.24%	0.21%	2.57%	3.33%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$11,738	$17,573	$27,825	$54,082	$88,273	$102,529	$241,869
Ratio of expenses to average net assets	0.80%[4]	0.85%	0.85%	0.85%	0.85%[4]	0.85%	0.81%
Ratio of net investment income to average net assets	3.44%[4]	4.15%	3.73%	3.16%	2.60%[4]	2.33%	2.62%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.66%[4]	0.45%	0.37%	0.19%	0.26%[4]	0.14%	0.21%
Portfolio turnover rate	74%	70%	72%	101%	12%	82%	62%

1  The Fund changed its fiscal year end from August 31 to December 31.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31,			For the Period September 1, 2004 to December 31,	For the Year Ended August 31,
	(unaudited)	2007	2006	2005	2004[1]	2004	2003[3]
Per share data
Net asset value, beginning of period	$9.58	$9.70	$9.69	$9.89	$9.98	$10.02	$10.16
INVESTMENT OPERATIONS
Net investment income	0.14[2]	0.35[2]	0.31[2]	0.26[2]	0.07[2]	0.18[2]	0.08
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.41)	(0.10)	0.03	(0.18)	(0.08)	0.03	(0.14)
Total from investment operations	(0.27)	0.25	0.34	0.08	(0.01)	0.21	(0.06)
LESS DIVIDENDS
Dividends from net investment income	(0.14)	(0.37)	(0.33)	(0.28)	(0.08)	(0.25)	(0.08)
Net asset value, end of period	$9.17	$9.58	$9.70	$9.69	$9.89	$9.98	$10.02
Total return[4]	(2.85)%	2.63%	3.54%	0.85%	(0.06)%	2.16%	(0.62)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,513	$1,622	$2,383	$3,288	$6,338	$7,204	$1,912
Ratio of expenses to average net assets	1.18%[5]	1.35%	1.35%	1.35%	1.35%[5]	1.35%	1.35%[5]
Ratio of net investment income to average net assets	3.00%[5]	3.65%	3.23%	2.67%	2.10%[5]	1.83%	(1.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.68%[5]	0.45%	0.37%	0.19%	0.26%[5]	0.14%	0.16%[5]
Portfolio turnover rate	74%	70%	72%	101%	12%	82%	62%

1  The Fund changed its fiscal year end from August 31 to December 31.

2  Per share information is calculated using the average shares outstanding method.

3  For the period May 1, 2003 (inception date) through August 31, 2003.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements
June 30, 2008 (unaudited)

Note 1. Organization

Credit Suisse Short Duration Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize total return to the extent consistent with prudent investment and the preservation of capital. The Fund was organized under the laws of the State of Delaware as a business trust on January 31, 2002.

The Fund is authorized to offer two classes of shares: Class A shares and Class C shares. Effective May 19, 2008, shares of the Fund are no longer being offered. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses, which reflect the difference in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 3.00%. Class C shares are sold subject to a contingent deferred sales charge of 0.75% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$8,193,547	$11,572
Level 2 — Other Significant Observable Inputs	4,905,305	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$13,098,852	$11,572

*  Other financial instruments include futures, forwards and swap contracts.

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At June 30, 2008, the Fund had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2 Year Notes Futures	30	09/30/08	$6,324,878	$6,336,094	$11,216
U.S. Treasury 5 Year Notes Futures	(16)	09/30/08	(1,769,231)	(1,768,875)	356
			$4,555,647	$4,567,219	$11,572

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.40% of the Fund's average daily net assets. For the six months ended June 30, 2008, investment advisory fees earned, voluntarily waived and expenses reimbursed were as follows:

Gross Advisory Fee	Waiver	Net Advisory Fee	Expense Reimbursement
$33,929	$(33,929)	$—	$(21,995)

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the six months ended June 30, 2008, co-administrative services fees earned by CSAMSI were $7,634.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended June 30, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $2,480.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares, although under the Class C 12b-1 plan, the Fund is authorized to pay up to 1.00% of the average daily net assets.

For the six months ended June 30, 2008, CSAMSI and its affiliates advised the Fund that they retained $5,045 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended June 30, 2008, Merrill was paid $8,971 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note 4. Line of Credit

is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank, A.G. no longer serves as administrative agent and syndication agent to the credit facility. At June 30, 2008, and during the six months ended June 30, 2008, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investments		U.S. Government and Agency Obligations
Purchases	Sales	Purchases	Sales
$—	$12,306,540	$10,350,568	$1,403,543

At June 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $13,202,631, $15,283, $(119,062) and $(103,779), respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as Class A shares and Class C shares. Transactions in capital shares for each class were as follows:

	Class A
	For the Six Months Ended June 30, 2008 (unaudited)		For the Year Ended December 31, 2007
	Shares	Value	Shares	Value
Shares sold	118,098	$1,136,581	325,710	$3,153,259
Shares issued in reinvestment of dividends	18,546	174,426	59,102	570,169
Shares redeemed	(691,612)	(6,462,419)	(1,420,925)	(13,686,858)
Net decrease	(554,968)	$(5,151,412)	(1,036,113)	$(9,963,430)

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note 6. Capital Share Transactions

	Class C
	For the Six Months Ended June 30, 2008 (unaudited)		For the Year Ended December 31, 2007
	Shares	Value	Shares	Value
Shares sold	13,728	$130,020	9,372	$90,164
Shares issued in reinvestment of dividends	329	3,096	1,190	11,485
Shares redeemed	(18,485)	(174,770)	(86,952)	(839,954)
Net decrease	(4,428)	$(41,654)	(76,390)	$(738,305)

On June 30, 2008, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class A	4	36%
Class C	2	82%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Liquidation

On May 13, 2008, the Fund's Board of Trustees approved a Plan of Liquidation, Dissolution and Termination under which all of the Fund's assets have been liquidated as of July 29, 2008.

Credit Suisse Short Duration Bond Fund
Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, email address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 13, 2008.

Credit Suisse Short Duration Bond Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ WWW.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   SDA-SAR-0608

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE SHORT DURATION BOND FUND

/s/George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: September 4, 2008

/s/Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: September 4, 2008